Exhibit 10.8

ARETI WEB INNOVATIONS, INC.
SUBSCRIPTION AGREEMENT

Areti Web Innovations, Inc.
3050 Rainbow Ave
Pahrump, Nevada 89048

RE: Areti Web Innovations, Inc. Common Stock

Ladies and Gentlemen:

The undersigned investor in this Subscription Agreement hereby acknowledges receipt of the Prospectus, dated __________________, 2012, of Areti Web Innovations, Inc., a Nevada corporation (the "Company"), and subscribes for the following number of shares upon the terms and conditions set forth in the Prospectus.

The Investor agrees that this Subscription Agreement is subject to availability and acceptance by the Company.

The Investor hereby subscribes for ____________ shares of the Company's common stock ("Common Stock") at $1.00 per share, for an aggregate purchase price of $____________.

Payment of $____________ as payment in full of the purchase price is being made via check directly to the Company.

If this subscription is rejected by the Company, in whole or in part, for any reason, all funds will be returned within three business days of the Company's receipt of such funds, without interest or deduction of any kind.

Purchaser Information:

Printed Name: ______________________________

Signature: ______________________________

Date: ______________________________

Address:

____

The foregoing Subscription is hereby accepted in full on behalf of Areti Web Innovations, Inc.

Date ___________________.

ARETI WEB INNOVATIONS, INC.

By: ____
Name: William King
Title: President and Chief Executive Officer